UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2011

MARINE GROWTH VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128077	20-0890800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1818 N. Farwell Ave
Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

414-283-2620
 (Registrant's telephone number, including area code)

Copies to:
Thomas A. Rose, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Recently, it came to management’s attention that, in connection with the financial statements for the fiscal year ended December 31, 2010, as included in the company’s Annual Report on Form 10-K for the Year ended December 31, 2010, filed with the Securities and Exchange Commission on  March 31, 2011 (the “10-K”), professional fees were understated by $30,800. Accordingly, the financial statements included in the 10-K should no longer be relied upon.

Management discussed the is matter with the company’s independent auditor, who determined, together with management, that this disclosure of non-reliance is required to be filed.

On May 12, 2011, the company filed an amended Annual Report on Form 10-K/A with the Securities and Exchange Commission, that contains financial statements and report of the independent auditor that correctly reflects the professional fees for the year ended December 31, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

none

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE GROWTH VENTURES, INC.

Date: May 13, 2011	By:	/s/ Kate Ostruszka
Kate Ostruszka
Chief Financial Officer

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